SCHEDULE 14(A) INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
          Securities Exchange Act of 1934 (Amendment No. _)

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Filed by a Party other than the Registrant  [   ]

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[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement		  [ ]Confidential, for Use of the
[X] Definitive Additional Materials          Commission only (as
[ ] Soliciting Material Under Rule 14a - 12  permitted by Rule 14a-6(e)(2))

               FIRST AMERICAN CAPITAL CORPORATION
                Attn:  Harland Priddle, Chairman
                 1303 S.W. First American Place
                     Topeka, Kansas 66604
                     Phone: 785/267-7077

(Name of Registrant as Specified in Its Charter)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously.  Identify the previous filing by registration statement number,
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
                           REMINDER TO ALL
             FIRST AMERICAN CAPITAL CORPORATION SHAREHOLDERS

The annual shareholder meeting of First American Capital Corporation will be held at 11:00 a. m. on Tuesday, June 14, 2005, at the Manor Conference Center, Capital Plaza Hotel, 1717 SW Topeka Blvd, Topeka, Kansas. You should have received your notice of the meeting, Proxy Statement and proxy card in the mail. If you cannot attend the meeting in person, we urge you to complete your proxy card, sign it and return it to the company immediately. You can also vote by phone by calling 1-800-758-6973 or by Internet by logon on to http://www.eproxyvote.com/fxt. In order to conduct the business of the meeting we need your vote to establish a quorum for the meeting. If you have misplaced or destroyed your card and would like another card, please call us at 1-866-211-0811 and we will provide you one.
                          Harland E. Priddle
                          Chairman/Secretary

First American Capital Corporation
1303 SW First American Place
Topeka, KS 66604





Annual Meeting Reminder